Exhibit  32.2

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with this amendment to quarterly filing of DNAPrint genomics, Inc., a Utah corporation (the "Company"), on Form 10QSB for the quarter ending June 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), I, Monica Tamborini, Chief Financial Officer of the Company, certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/Monica  Tamborini
--------------------
Monica  Tamborini
Chief  Financial  Officer

April 13,  2006